UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 3, 2009

3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
3Com Corporation’s Board of Directors announced on February 3, 2009 that it intends to implement the two shareholder proposals that were approved at the Company’s 2008 annual meeting, as further described in the press release attached to this Form 8-K as Exhibit 99.1 (which release is hereby incorporated by reference into this Item 8.01).
ITEM 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description

99.1	Text of Press Release, dated February 3, 2009, titled “3Com Board to Implement Shareholder Proposals.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: February 4, 2009	By:	/s/ Neal D. Goldman Neal D. Goldman Executive Vice President, Chief Administrative and Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated February 3, 2009, titled “3Com Board to Implement Shareholder Proposals.”